                                PLEDGE AGREEMENT



                  PLEDGE AGREEMENT, dated as of February 27, 1997, made by the Persons listed on the signature pages hereof (each a "Pledgor" and collectively the "Pledgors"; provided that "Pledgor" shall be deemed to include any other Person that executes and delivers an amendment in the form of Exhibit A hereto agreeing to be bound by the terms and provisions hereof), to Foothill Capital Corporation ("Foothill").


                              W I T N E S S E T H :


                  WHEREAS, Midcom Communications Inc., Adval, Inc., Adval Data Corporation, Advanced Network Design, Cel-Tech International Corp., and Pacnet Inc. (hereinafter referred to, collectively, as "Borrowers") and Foothill have entered into that certain Loan and Security Agreement, dated as of even date herewith (as it may be amended, supplemented or otherwise modified from time to time, the "Loan Agreement"; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement); and

                  WHEREAS, each Pledgor is the legal and beneficial owner of the shares of capital stock or other equity securities described in Schedule I hereto (or any addenda thereto) (collectively, the "Pledged Shares"); and

                  WHEREAS, the Pledged Shares as of the date hereof represent all of the capital stock or other equity securities of each direct or indirect Subsidiary of each Pledgor (each, an "Issuer"); and

                  WHEREAS, it is a condition precedent under the Loan Agreement to the making of the Advances that the Pledgors shall have made the pledge contemplated by this Agreement;

                  NOW, THEREFORE, in consideration of the premises and to induce Foothill to make the Advances, each Pledgor hereby agrees with Foothill as follows:

                  SECTION l. Pledge. Each Pledgor hereby pledges to Foothill, and grants to Foothill a security interest in, all of such Pledgor's right, title, and interest in and to the following (the "Pledged Collateral"):

                           (i) all of the Pledged Shares;

                           (ii) all additional shares of stock or other
                  securities of any Issuer of the Pledged Shares from time to time acquired by such Pledgor in any manner (any such shares being "Additional Shares");

                           (iii) the certificates (if any) representing the
                  shares referred to in clauses (i) and (ii) above; and

                           (iv) all dividends, cash, instruments and other
                  property or proceeds, from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares and/or Additional Shares.

                  SECTION 2. Security for Obligations. This Agreement secures, and the Pledged Collateral is security for, the full and prompt payment by Borrowers when due (whether at stated maturity, by acceleration or otherwise) of, and the performance by Borrowers of, the Obligations, whether now or hereafter existing and whether for principal, interest, fees, expenses or otherwise, and the performance by each Pledgor of its obligations hereunder (collectively, the "Secured Obligations").

                  SECTION 3. Delivery of Pledged Collateral. (a) All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of Foothill pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Foothill; (b) upon the occurrence and during the continuance of an Event of Default, Foothill shall have the right to the extent permitted under any applicable law, at any time in its discretion and without notice to any Pledgor, to transfer to or to register in its name or in the name of any of its nominees any or all of the Pledged Collateral; and (c) Foothill shall have the right at any time to exchange certificates representing or evidencing any of the Pledged Collateral for certificates of smaller or larger denominations.

                  SECTION 4. Representations and Warranties. Each Pledgor makes the following representations:

                  (a) As of the date that the applicable Pledged Shares are pledged hereunder by such Pledgor, those Pledged Shares (i) have been duly authorized and validly issued; (ii) are fully paid and non-assessable; and (iii) constitute all of the issued and outstanding capital stock and other equity securities of the Issuer thereof.


                                       2.

                  (b) Such Pledgor is the legal and beneficial owner of the Pledged Collateral free and clear of any Lien, except for Permitted Liens.

                  (c) Upon compliance with any applicable local law registration requirements, the pledge of the Pledged Shares creates a valid, perfected and first priority security interest in such Pledged Collateral, in favor of Foothill.

                  (d) No consent, authorization, approval, or other action by, and no notice to or filing with, any governmental authority is required either
(i) for the pledge by such Pledgor of the Pledged Collateral pursuant to this Agreement or for the due execution, delivery or performance of this Agreement by such Pledgor, or (ii) for the exercise by Foothill of the voting or other rights provided for in this Agreement or of the remedies in respect of the Pledged Collateral pursuant to this Agreement, except as may be required in connection with the disposition of the Pledged Collateral by laws affecting the offering and sale of securities generally or for any filings necessary to comply with applicable local law registration requirements.

                  SECTION 5. Further Assurances, Etc. (a) Each Pledgor agrees that at any time and from time to time, at the cost and expense of such Pledgor, such Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Foothill may reasonably request, in order to perfect and protect the Lien granted or purported to be granted hereby or to enable Foothill to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.

                  (b) Each Pledgor agrees to defend the title to the Pledged Collateral and the Lien thereon of Foothill against the claim of any other Person and to maintain and preserve such Lien until indefeasible payment in full of all obligations.

                  SECTION 6.        Voting Rights; Dividends; Etc.

                  (a) As long as no Event of Default shall have occurred and be continuing (and, in the case of subsection (a) (i) of this Section 6, as long as no notice thereof shall have been given by Foothill to the Pledgors pursuant to subsection (b) hereof):

                  (i) Each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or any other Loan Document; provided, however, that such Pledgor shall not exercise or shall refrain from exercising any such right if such action could reasonably be expected to result in a Material Adverse Change;


                                       3.

                  (ii) Each Pledgor shall be entitled to receive and retain (subject to any Lien thereon in favor of Foothill) any and all dividends or distributions paid in respect of the Pledged Collateral, other than any and all:

                           (A) dividends paid or payable other than in cash in
                  respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral,

                           (B) dividends and other distributions paid or payable
                  in cash in respect of any Pledged Shares or Additional Pledged Shares in connection with a partial or total liquidation or dissolution of the Issuer thereof or in connection with a reduction by the Issuer thereof of such Issuer's capital, capital surplus or paid-in-surplus, and

                           (C) cash paid, payable or otherwise distributed in
                  redemption of, or in exchange for, any Pledged Collateral, all of which shall be forthwith delivered to Foothill for deposit in the Lockboxes, in the manner set forth in the Loan Agreement, and shall, if received by such Pledgor, be received in trust for the benefit of Foothill, be segregated from the other property or funds of such Pledgor, and be forthwith delivered to Foothill for deposit in the Lockboxes, in the same form as so received (with any necessary endorsement); and

                  (iii) Foothill shall execute and deliver (or cause to be executed and delivered) to any Pledgor all such proxies and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or distributions which it is authorized to receive and retain pursuant to paragraph (ii) above.

                  (b) Upon the occurrence and during the continuance of an Event of Default:

                           (i) Upon notice by Foothill to any Pledgor, all
                  rights of such Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 6(a) (i) above shall cease, and all such rights shall thereupon become vested in Foothill who shall thereupon have the sole right to exercise such voting and other consensual rights.

                           (ii) All rights of any Pledgor to receive the
                  dividends or distributions which it would otherwise be authorized to receive and retain pursuant to Section 6(a) (ii) above shall cease, and all such rights shall thereupon become vested in

                  Foothill who shall thereupon have the sole right to receive and hold as Pledged Collateral such dividends or distributions for deposit in the Lockboxes.

                           (iii) All dividends or distributions which are
                  received by any Pledgor contrary to the provisions of paragraph (ii) of this Section 6(b) shall be received in trust for the benefit of Foothill, shall be segregated from other property or funds of such Pledgor and shall be forthwith delivered to Foothill for deposit in the Lockboxes, in the same form as so received (with any necessary endorsement).

                           (iv) Each Pledgor shall, if necessary to permit
                  Foothill to exercise the voting and other rights which it may be entitled to exercise pursuant to Section 6(b)(i) above and to receive all dividends and distributions which it may be entitled to receive under Section 6(b)(ii) above, execute and deliver to Foothill, from time to time and upon written notice of Foothill, appropriate proxies and other instruments as Foothill may reasonably request. The foregoing shall not in any way limit Foothill's power and authority granted pursuant to Section 8 hereof.

                  SECTION 7. Transfers and Other Liens; Additional Shares. (a) Each Pledgor agrees that it will not (i) sell or otherwise dispose of, or grant any option or warrant with respect to, any of the Pledged Collateral except as permitted by the Loan Agreement, or (ii) create or permit to exist any Lien upon or with respect to any of the Pledged Collateral, except for the Lien created pursuant to this Agreement or Liens permitted pursuant to Section 7.2 of the Loan Agreement.

                  (b) Each Pledgor agrees that it will (i) except as permitted by the Loan Agreement, cause each Issuer not to issue any shares of capital stock or other equity securities in addition to or in substitution for the Pledged Shares, (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all Additional Shares, and (iii) promptly (and in any event within three Business Days) deliver to Foothill a Pledge Amendment, duly executed by such Pledgor, in substantially the form of Exhibit A hereto (a "Pledge Amendment"), in respect of the Additional Shares, together with all certificates or other instruments representing or evidencing the same. Each Pledgor hereby (i) authorizes Foothill to attach each Pledge Amendment to this Pledge Agreement, (ii) agrees that all capital stock and other equity securities listed on any Pledge Amendment delivered to Foothill shall for all purposes hereunder constitute Pledged Shares, and (iii) is deemed to have made, upon such delivery, the representations and warranties contained in
Section 4 hereof with respect to such Pledged Collateral.

                  SECTION 8. Foothill Appointed Attorney-in-Fact and Proxy. Subject to Section 6 hereof, each Pledgor hereby irrevocably constitutes and appoints Foothill and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact and proxy with full irrevocable power and authority in the place and stead of such Pledgor and in the name of such Pledgor or in its own name, from time to time in Foothill's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which Foothill may deem necessary or advisable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, hereby gives Foothill the power and right, on behalf of such Pledgor, upon the occurrence and during the continuance of an Event of Default, to receive, indorse and collect all instruments made payable to such Pledgor representing any dividend or distribution in respect of the Pledged Collateral or any part thereof, to give full discharge for the same, and to vote or grant any consent in respect of the Pledged Shares authorized by Section 6(b) hereof. Each Pledgor hereby ratifies, to the extent permitted by law, all that any said attorney shall lawfully do or cause to be done by virtue hereof. This power, being coupled with an interest, is irrevocable until, and shall automatically terminate upon, the termination of this Agreement pursuant to Section 17. To the extent Secured Party takes any action under this Section 8, Secured Party will endeavor in good faith to provide notice to the relevant Pledgor of such action, but any failure of Secured Party to do so shall not result in any liability to Secured Party whatsoever unless and to the extent such failure arose from the willful misconduct, gross negligence, or bad faith of Secured Party.

                  SECTION 9. Foothill May Perform. If any Pledgor fails to perform any agreement contained herein, Foothill may itself perform, or cause performance of, such agreement, and the expenses of Foothill incurred in connection therewith shall be payable by such Pledgor under Section 12 hereof and constitute Obligations secured hereby.

                  SECTION 10. Reasonable Care. Foothill shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which Foothill accords its own property, it being understood that Foothill shall not have any responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not Foothill has or is deemed to have knowledge of any such matter, or (ii) taking any necessary steps to preserve rights against any Person with respect to any Pledged Collateral.

                  SECTION 11. Remedies upon Default. If any Event of Default shall have occurred and be continuing:

                                       6.

                  (a) Foothill may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party after default under the Code or any other applicable law in effect in the State of California at that time, and Foothill may also, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any office of Foothill or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Foothill may deem commercially reasonable. Each Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to such Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Foothill shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. Foothill may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Pledgor hereby waives any claims against Foothill arising by reason of the fact that the price at which any Pledged Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Foothill accepts the first offer received and does not offer such Pledged Collateral to more than one offeree. Foothill will comply with applicable federal and state securities laws in connection with any foreclosure sale.

                  (b) Each Pledgor recognizes that by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Securities Act") and applicable state securities laws, Foothill may be compelled, with respect to any sale of all or any part of the Pledged Collateral, to limit purchasers to those who will agree, among other things, to acquire such securities for their own account, for investment, and not with a view to the distribution or resale thereof. Each Pledgor acknowledges and agrees that any such sale may result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions and, notwithstanding such circumstances, agrees that any such sale shall be deemed to have been made in a commercially reasonable manner. Foothill shall be under no obligation to delay the sale of any of the Pledged Collateral for the period of time necessary to permit any Pledgor to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Pledgor would agree to do so.

                  (c) If Foothill determines to exercise its right to sell any or all of the Pledged Collateral, upon written request, each Pledgor shall, from time to time, furnish to Foothill all such information as Foothill may request in order to determine the number of shares and other instruments included in the Pledged Collateral which may be sold by Foothill as exempt transactions under the Securities Act and rules of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

                                       7.

                  SECTION 12. Expenses. Each Pledgor will, jointly and severally, upon demand pay to Foothill the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and expenses of Foothill's counsel and of any experts and agents, which Foothill may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, sale of, collection from, or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights and remedies hereunder of Foothill, or (iv) the failure by any Pledgor to perform or observe any of the provisions hereof.

                  SECTION 13. Security Interest Absolute. All rights of Foothill and obligations of the Pledgors hereunder, and all security interests created or granted hereby, shall be absolute and unconditional irrespective of:

                           (i) any lack of validity or enforceability of any
                  provision of the Loan Agreement or any other Loan Document or any other agreement or instrument relating thereto;

                           (ii) any change in the time, manner or place of
                  payment of, or in any other term of, or any increase in the amount of, all or any of the Secured Obligations, or any other amendment or waiver of any term of, or any consent to any departure from any requirement of, the Loan Agreement or any other Loan Document;

                           (iii) any exchange, release or non-perfection of any
                  Lien on any other collateral, or any release or amendment or waiver of any term of any guaranty of, or consent to departure from any requirement of any guaranty of, all or any of the Secured Obligations; or

                           (iv) any other circumstance which might otherwise
                  constitute a defense available to, or a discharge of, Borrowers or any Pledgor.

                  SECTION 14. Amendments, Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by any Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by Foothill and each Pledgor affected thereby, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  SECTION 15. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (including, without limitation, by

                                       8.

telecopy) and mailed, sent or delivered in accordance with the provisions set forth in Section 12 of the Loan Agreement.

                  SECTION 16. Continuing Security Interest; Transfer of Obligations. This Pledge Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until the termination of this Agreement pursuant to Section 17, (ii) be binding upon each Pledgor, its successors and assigns, and (iii) inure, together with the rights and remedies of Foothill hereunder, to the benefit of and be enforceable by Foothill and its successors, transferees and assigns.

                  SECTION 17. Termination of Security Interest. This Agreement, and the security interests created or granted hereby, shall automatically terminate and be released on the date at which (i) the commitments of Foothill to extend credit to Borrowers under the Loan Agreement have been irrevocably terminated, and (ii) all Secured Obligations have been fully and finally paid in cash. Upon any release of the security interest created by this Agreement in any of the Pledged Collateral pursuant to this Section 17, Foothill (without recourse upon, or any representation or warranty whatsoever by, Foothill) shall promptly (i) return, transfer and deliver to the applicable Pledgor all certificates, instruments and other property held by Foothill pursuant to this Agreement representing or evidencing such Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof, as the case may be, all without recourse upon, or representation or warranty whatsoever by, Foothill, except that the same shall be free and clear of any claims, liens or encumbrances created by or in respect of Foothill, and at the cost and expense of such Pledgor, and (ii) execute and deliver to each Pledgor (at the cost and expense of such Pledgor) such instruments as may be reasonably requested by such Pledgor acknowledging the release of such security interest with respect to such Pledged Collateral.

                  SECTION 19. Governing Law; Severability. This Agreement shall be governed by, and be construed and interpreted in accordance with, the law of the State of California. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity and without invalidating the remaining provisions of this Agreement.

                  SECTION 20. Waiver of Jury Trial. Each Pledgor waives any right it may have to a trial by jury in respect of any litigation based on, or arising out of, under or in connection with, this Agreement or any other Loan Document, or any course of conduct, course of dealing, verbal or written statement or other action of any loan party or any secured party.

                                       9.

                  SECTION 21. Section Titles. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not part of this Agreement.

                  SECTION 22. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.


                  IN WITNESS WHEREOF, each Pledgor has caused this Agreement to be duly executed and delivered by its duly authorized officer on the date first above written.


                                                     MIDCOM COMMUNICATIONS INC.,
                                                     a Washington corporation


                                                     By /s/ PAUL P. SENIO
                                                        ------------------------
                                                     Title: Secretary
                                                            --------------------


                                                     ADVAL, INC.,
                                                     an Oregon corporation



                                                     By /s/ PAUL P. SENIO
                                                        ------------------------
                                                     Title: Secretary
                                                            --------------------



                                                     ADVAL DATA CORPORATION,
                                                     an Oregon corporation


                                                     By /s/ PAUL P. SENIO
                                                        ------------------------
                                                     Title: Secretary
                                                            --------------------


                                                     ADVANCED NETWORK DESIGN,
                                                     a California corporation



                                      10.

                                                   By /s/ PAUL P. SENIO
                                                      ------------------------
                                                   Title: Secretary
                                                          --------------------


                                                   CEL-TECH INTERNATIONAL CORP.,
                                                   a Washington corporation


                                                   By /s/ PAUL P. SENIO
                                                      ------------------------
                                                   Title: Secretary
                                                          --------------------


                                                   PACNET INC.,
                                                   a Washington corporation


                                                   By /s/ PAUL P. SENIO
                                                      ------------------------
                                                   Title: Secretary
                                                          --------------------

Accepted and Acknowledged:

FOOTHILL CAPITAL CORPORATION,
a California corporation


By___________________________
Title:_______________________



                                      11.

                                    EXHIBIT A

                                PLEDGE AMENDMENT

                  This Pledge Amendment, dated ____________, 19___, is delivered pursuant to Section 7 of the Pledge Agreement referred to below. [IF THIS PLEDGE AMENDMENT IS BEING EXECUTED AND DELIVERED BY A NEW PLEDGOR: THE UNDERSIGNED HEREBY ACKNOWLEDGES EACH AND ALL OF THE PROVISIONS OF THE PLEDGE AGREEMENT AND JOINS IN AND AGREES TO BE BOUND THEREBY AS A PLEDGOR, MUTATIS MUTANDIS.] The undersigned hereby agrees that: (a) this Pledge Amendment may be attached to the Pledge Agreement, dated as of February 27, 1997, between the Pledgors referred to therein and Foothill Capital Corporation; and (b) that the capital stock and other equity securities listed on this Pledge Amendment shall be and become part of the Pledged Collateral referred to in the Pledge Agreement and Schedule I thereto and shall secure all Secured Obligations. The terms defined in the Pledge Agreement or Loan Agreement are used herein as therein defined.

         [NAME OF PLEDGOR]

                                              By:_______________________________
         Name:
         Title:

====================================================================================================================================
Pledgor       Issuer       Number          Class           Certificate       Former Name, if          Pledgor's     Jurisdiction of
                           of Shares                       Number(s)         any, in which            Percentage    Organization
                                                                             Certificate Issued       Ownership
                                                                                                      of Total
                                                                                                      Issued and
                                                                                                      Outstanding
                                                                                                      Capital
                                                                                                      Stock
                                                                                                      represented
                                                                                                      by Pledged
                                                                                                      Shares
====================================================================================================================================

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====================================================================================================================================

                                                             SCHEDULE I



                                                           Pledged Shares

====================================================================================================================================
Pledgor       Issuer       Number          Class           Certificate       Former Name, if          Pledgor's     Jurisdiction of
                           of Shares                       Number(s)         any, in which            Percentage    Organization
                                                                             Certificate Issued       Ownership
                                                                                                      of Total
                                                                                                      Issued and
                                                                                                      Outstanding
                                                                                                      Capital
                                                                                                      Stock
                                                                                                      represented
                                                                                                      by Pledged
                                                                                                      Shares
====================================================================================================================================

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====================================================================================================================================